UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022

Biogen Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Binney Street, Cambridge, Massachusetts 02142
(Address of principal executive offices; Zip Code)

Registrant’s telephone number, including area code: (617) 679-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value	BIIB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2022, Chirfi Guindo, Executive Vice President for Global Product Strategy and Commercialization announced that he has accepted a new role outside of Biogen, Inc. (the “Company”). His last day at the Company will be June 30, 2022.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 15, 2022, the Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The final voting results for the Annual Meeting are as follows:

1.

Stockholders elected eleven nominees to the Board of Directors to serve for a one-year term extending until the 2023 annual meeting of stockholders and their successors are duly elected and qualified, with the votes cast as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Alexander J. Denner	82,710,582	32,524,166	664,096	10,427,787
Caroline D. Dorsa	85,668,149	30,030,982	199,713	10,427,787
Maria C. Freire	97,086,534	18,535,399	276,911	10,427,787
William A. Hawkins	97,324,728	18,022,577	551,539	10,427,787
William D. Jones	94,369,405	21,054,650	474,789	10,427,787
Jesus B. Mantas	95,166,348	20,524,662	207,834	10,427,787
Richard C. Mulligan	77,425,358	38,265,020	208,466	10,427,787
Stelios Papadopoulos	84,568,511	30,032,987	1,297,346	10,427,787
Eric K. Rowinsky	70,055,541	45,638,693	204,610	10,427,787
Stephen A. Sherwin	93,163,597	22,472,670	262,577	10,427,787
Michel Vounatsos	96,731,803	18,993,619	173,422	10,427,787

2.

Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
123,821,993	2,300,275	204,363	—

3.	Stockholders approved the advisory vote on executive compensation, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,099,277	55,305,837	493,730	10,427,787

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The exhibits listed below are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Inc.

By:	/s/ Wendell Taylor
Wendell Taylor
Assistant Secretary

Date: June 21, 2022